FORWARD TREASURY LOCK AGREEMENT
                          Amended on September 30, 1998

The purpose of this letter is to confirm the terms and conditions of the Forward Treasury Lock Transaction entered into between J.P. Morgan Securities Inc. ("JPMSI") and Gables Realty Limited Partnership (the "Counterparty") on the Trade Date specified below (the "Transaction"). This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. This Confirmation, together with all other documents referring to the ISDA Form of Master Agreement (Multicurrency-Cross Border)(the "ISDA Form")(each a "Confirmation") confirming transactions (the "Transactions") entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such a form (but without any Schedule) on the Trade Date of the first such Transaction between us. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

Each party represents that (i) it is entering into the Transaction evidenced hereby as principal (and not as agent or in any other capacity); (ii) the other party is not acting as fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth in the ISDA Form or this Confirmation; (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any advise from such advisors as it has deemed necessary and not upon any view expressed by the other party; and
(v) it is entering into this Transaction with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume those risks.

The terms of the Transaction to which this Confirmation relates is as follows:

1. PAYMENT. The parties hereto agree that on the Settlement Date a payment shall be made equal to the Payment Amount on the Determination Date. If the Payment Amount is a positive number, JPMSI shall pay the Payment Amount to the Counterparty. If the Payment Amount is a negative number, Counterparty shall pay the absolute value of the Payment Amount to JPMSI.

2. DETERMINATION OF PAYMENT AMOUNT. On or before the Determination Date, the Counterparty shall contact JPMSI between 9:00 a.m. and 3:00 p.m. (Eastern time), and the Counterparty and JPMSI shall at such time agree on a time on such date (the "Lock Time") for determining the Payment Amount. JPMSI shall then determine the Payment Amount as of the Lock Time, and shall notify the Counterparty thereof by close of business on such date. If the Counterparty has not notified JPMSI by 3:00 p.m. (Eastern time) on the Determination Date in order to set a Lock Time, the Lock Time shall be 3:00 p.m. (Eastern time) on the Determination Date. All determinations hereunder shall be made by JPMSI in good faith and in accordance with its standard practices in the Determination Date and as of the Lock Time.

3. DEFINITIONS As used herein, the following terms shall have the following meaning:

                  Trade Date:         September 22, 1997

                  Amendment Date:     September 30, 1998

                  Reference Treasury: 7 7/8% of November 15, 2004

                  Notional Amount:    USD 50,000,000.00

                  Reference Price:    108 - 1 7/8

                  Reference Yield:    6.267%

     The "Offer Price" for the Reference Treasury on any day shall mean the spot "offer" price for the Reference Treasury, expressed as a percentage, as determined by JPMSI in its reasonable good faith judgment.

     The "Payment Amount" on any day shall mean an amount equal to the product of (i) the difference between the Reference Price minus the Offer Price on such day multiplied by (ii) the Notional Amount.

                  Determination Date: October 1, 1998

                  Settlement Date:    October 2, 1998

                  Governing Law:      New York

Each party hereby agrees to make payments to the other in accordance with this Confirmation and the ISDA Form. Please confirm your agreement to be bound by the terms of the foregoing by executing this facsimile of this Confirmation and returning it to us. Please send to the attention of Irina X. Gartsbeyn (Telephone Number: (212) 648-7004, Facsimile Transmission Number: (212) 648-5088). When referencing this Confirmation, please indicate: JPMSI Treasury Lock Transaction #000114.

We are very pleased to have executed this transaction with Gables Realty Limited Partnership.

With kind regards,                       Accepted and Confirmed as of the date
                                         first above written



J.P. MORGAN SECURITIES, INC.                  GABLES REALTY LIMITED PARTNERSHIP

BY:   /s/ Jason Manske                        BY: /s/ Marvin R. Banks, Jr.
     ---------------------------                  -----------------------------

     Name: Jason Manske                       Name: Marvin R. Banks, Jr.
     Title:Vice President                     Title:Senior Vice President